EXHIBIT 4.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated June 29, 2005 in the Amendment No. 1 to the Registration Statement (File No. 333-125357) and related Prospectus of Claymore Securities Defined Portfolios, Series 228.


                                                          /s/ Grant Thornton LLP

                                                              GRANT THORNTON LLP


Chicago, Illinois
June 29, 2005